J.P. MORGAN FUNDS

JPMorgan Emerging Markets Strategic Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated September 5, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated

March 1, 2018, as supplemented

Ravinder Singh is resigning from J.P. Morgan Investment Management Inc. effective on or about September 27, 2018. Effective immediately, Mr. Singh will no longer serve as a portfolio manager for the JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”) and has transitioned his portfolio management responsibilities to the other members of the team. Mr. Singh will continue to provide trading support to the Fund until on or about September 27, 2018. Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of each Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Pierre-Yves Bareau	2012	Managing Director
Joanne Baxter	2017	Executive Director
Emil Babayev	2016	Executive Director

In addition, effective immediately, the section of each Prospectus titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Pierre-Yves Bareau, Managing Director, Joanne Baxter, Executive Director, and Emil Babayev, Executive Director. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Bareau and Ms. Baxter work together to establish the overall duration, yield curve strategies, risk characteristics, and sector and currency allocations of the Fund. Within these parameters, Mr. Bareau, and Ms. Baxter make the day-to-day investment decisions concerning debt securities and other strategies used by the Fund. Mr. Babayev is responsible for management of the Fund’s investment in sovereign debt denominated in U.S. dollar and developed market currencies. An employee of JPMIM since 2009, Mr. Bareau has been a portfolio manager for the Fund since its inception. An employee of JPMIM since 2010, Ms. Baxter is a portfolio manager within the emerging markets debt team. Mr. Babayev has been an employee of JPMIM since 2000 and currently serves as a portfolio manager within the emerging markets debt team.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

Effective immediately, all references to Mr. Singh will be removed from the Fund’s Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND THE STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-EMSD-PM-918